SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2007

LASALLE HOTEL PROPERTIES

(Exact name of registrant specified in its charter)

Maryland	1-14045	36-4219376
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center

Suite 1200

Bethesda, Maryland 20814

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (301) 941-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2007, LaSalle Hotel Properties (the “Company”) amended the terms of the Company’s severance agreements with each of (i) Jon E. Bortz, Chairman of the Board of Trustees and Chief Executive Officer; (ii) Michael D. Barnello, Chief Operating Officer and Executive Vice President of Acquisitions; and (iii) Hans S. Weger, Executive Vice President, Treasurer and Chief Financial Officer. Quoted terms below have the meanings ascribed to them in the severance agreements filed herewith as exhibits 10.1, 10.2 and 10.3.

Each of Messrs. Bortz, Barnello and Weger, and the Company, agreed to the following changes with respect to each executive officer’s severance agreement:

•

compensation paid by the Company to an executive officer resulting from a termination of the executive officer’s employment by the Company for “Cause” or a voluntary termination by the executive officer without “Good Reason” would not include any earned but unpaid bonus amounts;

•

following a termination of the executive officer’s employment by the Company “without Cause” in connection with or within one year of a “Change in Control” of the Company or by the executive for “Good Reason,” the executive officer would be entitled to the continuation of the then current life, dental and disability insurance benefits for three years, in the case of Mr. Bortz, or two years, in the case of Messrs. Barnello and Weger;

•

following termination of an executive officer’s employment by the Company “without Cause” not in connection with a “Change in Control” of the Company, the executive officer would be entitled to the continuation of the then current life, dental and disability insurance benefits for one year; and

•

the Company would pay and provide an advance to cover all expenses, including the reasonable expenses of the executive officer and his reasonable legal fees, incurred in connection with an arbitration of a dispute between the Company and the executive officer regarding the terms of the severance agreement.

In addition, the Company and the executive officers agreed to several clarifications and minor revisions to the agreements.

The foregoing description of the changes to the severance agreements of Messrs. Bortz, Barnello and Weger does not purport to be complete and is qualified in its entirety by reference to each amended and restated severance agreement, copies of which have been filed as exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

2

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated Severance Agreement (Jon E. Bortz)
10.2	Amended and Restated Severance Agreement (Michael D. Barnello)
10.3	Amended and Restated Severance Agreement (Hans S. Weger)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LASALLE HOTEL PROPERTIES

By:	/s/ Hans S. Weger
Hans S. Weger
Executive Vice President, Treasurer and Chief Financial Officer

Dated: June 14, 2007

4

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated Severance Agreement (Jon E. Bortz)

10.2	Amended and Restated Severance Agreement (Michael D. Barnello)

10.3	Amended and Restated Severance Agreement (Hans S. Weger)

5